Exhibit 10.10

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (as amended from time to time, this “Agreement”) is dated as of November 21, 2017, and is by and among Vail Holdco Corp, a Delaware corporation (the “Company”), New Mountain Partners III Cayman (AIV-B), L.P., a Cayman Islands limited partnership (“AIV-B”), New Mountain Partners III (AIV-E2), L.P., a Delaware limited partnership (“AIV-E2”), New Mountain Partners III (AIV-E1), L.P., a Delaware limited partnership (“AIV-E1”), J.T. Baker Investments, Inc., a Delaware corporation (“JTB”, and together with AIV-B, AIV-E2 and AIV-E1, “New Mountain”), Broad Street Principal Investments, L.L.C., a Delaware limited liability company (“BSPI” and together with New Mountain, the “Sponsors”), each of the Eligible Junior Convertible Stockholders whose names appear on the signature pages hereto and each of the Warrant Stockholders whose names appear on the signature pages hereto (together with the Sponsors and the Eligible Junior Convertible Stockholders, the “Stockholders”, and each individually a “Stockholder”). In connection with a Qualified IPO (as defined herein), if there is an IPO Corporation (as defined herein), the parties will cause such IPO Corporation to execute a joinder to this Agreement to be bound hereby as an IPO Corporation. In such event, references to the Company in this Agreement shall, unless the context requires otherwise, be deemed to be a reference to each of the Company and such IPO Corporation. References to a Stockholder include: (i) all of its affiliated private equity funds, including co-invest and side-by-side entities, that hold shares (as defined herein) and (ii) each transferee to whom a Stockholder transfers shares and related rights under this Agreement in accordance with Section 6.1(c).

ARTICLE I

DEFINITIONS

In this Agreement:

Agreement has the meaning assigned to such term in the preamble.

AIV-B has the meaning assigned to such term in the preamble.

AIV-E1 has the meaning assigned to such term in the preamble.

AIV-E2 has the meaning assigned to such term in the preamble.

BSPI has the meaning assigned to such term in the preamble.

Block Trade means any non-marketed underwritten takedown offering taking the form of a bought deal or block sale to a financial institution.

Common Stock means the common stock, par value $0.01 per share, of the Company as the same exists on the date of this Agreement and any common equity securities issued to the holders of Common Stock in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

Common Stock Equivalents means any shares of Junior Convertible Preferred Stock, Warrants and any other securities exercisable for or convertible into shares.

Company has the meaning assigned to such term in the preamble.

Covered Person has the meaning assigned to such term in Section 5.1.

Demanding Stockholder means any of the Stockholders or Warrantholder Majority making a demand pursuant to Sections 2.1, 2.2, 2.4 and 2.5, as applicable.

Eligible Junior Convertible Stockholders means each Stockholder who owns shares of Junior Convertible Preferred Stock or shares issued upon conversion of Junior Convertible Preferred Stock.

Equity Securities means any and all shares of Common Stock and Common Stock Equivalents.

Exchange Act means the Securities Exchange Act of 1934, as amended.

FINRA means the Financial Industry Regulatory Authority and any successor thereto.

IPO Corporation means the Company, as the entity that undertakes a Qualified IPO, unless the board of directors of the Company otherwise determines that the “IPO Corporation” shall be a Subsidiary of the Company or another corporation, limited liability company, limited partnership, or any other entity, in which case the IPO Corporation shall be such other entity.

Junior Convertible Preferred Stock means the junior convertible preferred stock, par value $0.01 per share, of the Company, having the terms set forth in the certificate of designations of the Junior Convertible Preferred Stock of the Company.

Junior Convertible Preferred Stock Purchase Agreement means that certain junior convertible preferred stock purchase agreement, dated as of the date hereof, by and among the purchasers party thereto and the Company.

New Mountain has the meaning assigned to such term in the preamble.

Opt-Out Notice means a notice in the form attached as Exhibit A hereto or Exhibit C of the Stockholders Agreement, validly delivered to the Company pursuant to Section 6.1(b) hereof or Section 3.8 under the Stockholders Agreement, pursuant to which a Stockholder may exercise its right to terminate certain rights and obligations of such Stockholder as set forth herein.

“Qualified IPO” means the issuance by the Company, of its Common Stock in an underwritten primary public offering or any series of underwritten primary public offerings (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering) that results in gross proceeds of at least $400,000,000.

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SEC means the United States Securities and Exchange Commission.

Securities Act means the Securities Act of 1933, as amended.

Series A Preferred means the Series A preferred stock, par value $0.01 per share, of the Company, having the terms set forth in the certificate of designations of the Series A Preferred Stock of the Company.

shares means the shares of common stock of the IPO Corporation.

Sponsors has the meaning assigned to such term in the preamble.

Stockholder has the meaning assigned to such term in the preamble.

Stockholders Agreement means the Stockholders Agreement of the Company, by and among the Company and the Stockholders (as defined therein) party thereto from time to time, dated as of the date hereof and as amended from time to time.

WKSI means a well-known seasoned issuer, as defined in the Rule 405 promulgated under the Securities Act.

Warrantholder Majority has the meaning assigned to such term in Section 2.2.

Warrants means those certain Warrants to Purchase Common Stock, dated as of the date hereof, between the Company and each holder of Series A Preferred.

Warrant Shares means shares issued upon exercise of a Warrant.

Warrant Stockholders means each holder of Warrant Shares, either directly or through the ownership of Warrants.

Other capitalized terms used herein but not defined will have the meaning assigned to them in the Stockholders Agreement unless otherwise indicated.

ARTICLE II

DEMAND AND PIGGYBACK RIGHTS

2.1    Right to Demand a Qualified IPO . New Mountain and BSPI shall each have the right to demand a Qualified IPO as set forth in Section 5.1 of the Stockholders Agreement.

2.2    Right to Demand a Non-Shelf Registered Offering. With respect to any shares that are not registered pursuant to an effective shelf registration statement, upon the demand of one or more Sponsors or the Warrant Stockholders holding, either directly or through the ownership of Warrants, a majority of the voting power of the Warrant Shares excluding any

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Warrants held by Sponsors (a “Warrantholder Majority” and such demanding party, a “Demanding Stockholder”), made at any time and from time to time after the expiration of any applicable lockup period (as described in Section 3.6), the Company will facilitate in the manner described in this Agreement a non-shelf registered offering and sale of shares requested by the Demanding Stockholder to be included in such offering, together with any piggyback shares, as described in Section 2.3. However, if such non-shelf registered offering constitutes the Company’s Qualified IPO, the Sponsors will have the right to demand such offering only to the extent permitted under Section 5.1 of the Stockholders Agreement, as it may be amended from time to time. Any demanded non-shelf registered offering may, at the Company’s option, also include shares to be sold by the Company for its own account and will also include shares to be sold by non-demanding Stockholders that exercise their related piggyback rights, in each case in accordance with this Agreement.

2.3    Right to Piggyback on a Non-Shelf Registered Offering. In connection with any registered offering of shares covered by a non-shelf registration statement (whether pursuant to the exercise of demand rights or at the initiative of the Company), the Stockholders may, in accordance with this Agreement, exercise piggyback rights to have included in such offering shares held by them. Notwithstanding the foregoing, piggyback rights will only be available to Stockholders other than the Sponsors in connection with the Company’s Qualified IPO if at least one Sponsor elects to participate in such Company Qualified IPO. Subject to Section 3.4, any non-shelf registration statement filed by the Company covering shares (whether pursuant to a Sponsor demand, a Warrantholder Majority demand or at the initiative of the Company) will cover shares held by each of the Stockholders electing to exercise piggyback rights in accordance with Section 3.2 (a “Piggybacking Stockholder”) to have included in such offering (regardless of whether they demanded the filing of such non-shelf registration statement or not) shares held by each such Piggybacking Stockholder up to the percentage of such Piggybacking Stockholder’s respective holdings (as measured immediately prior to the filing of the non-shelf registration statement) equal to the percentage of shares of any Demanding Stockholder to be included in such non-shelf registration statement relative to such Demanding Stockholder’s holdings (as measured immediately prior to the filing of the non-shelf registration statement).

2.4    Right to Demand and Piggyback on a Shelf Registration. Upon the demand of a Demanding Stockholder, made at any time and from time to time when the Company is eligible to utilize Form S-3 or a successor form to sell shares in a secondary offering on a delayed or continuous basis in accordance with Rule 415 promulgated under the Securities Act, the Company will facilitate in the manner described in this Agreement a shelf registration statement of shares held by the Stockholders. Any shelf registration statement filed by the Company covering shares (whether pursuant to a Sponsor demand, a Warrantholder Majority demand or at the initiative of the Company) will cover shares held by each of the Stockholders (regardless of whether they demanded the filing of such shelf registration statement or not) up to the percentage of their respective holdings (as measured immediately prior to the filing of the shelf registration statement) equal to the percentage of shares of any Demanding Stockholder to be included in such shelf relative to such Demanding Stockholder’s holdings (as measured immediately prior to the filing of the shelf registration statement). If at the time of such request the Company is a WKSI, such shelf registration would, at the request of the Demanding Stockholder, cover an unspecified number of shares to be sold by the Company and the Stockholders.

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2.5    Demand and Piggyback Rights for Shelf Takedowns. Upon the demand of one or more Sponsors or a Warrantholder Majority made at any time and from time to time, the Company will facilitate in the manner described in this Agreement a “takedown” off of an effective shelf registration statement of shares held by them that are registered on such shelf. In connection with any underwritten shelf takedown (whether pursuant to the exercise of such demand rights or at the initiative of the Company), the Stockholders may exercise piggyback rights to have included in such takedown shares held by them that are registered on such shelf.

2.6    Right to Reload a Shelf. Upon the written request of a Sponsor or a Warrantholder Majority, the Company will file and seek the effectiveness of a post-effective amendment to an existing shelf in order to register up to the number of shares previously taken down off of such shelf by the Stockholders and not yet “reloaded” onto such shelf (or such higher number as may be agreed by the Stockholders holding a majority of the shares then held by them). The Sponsors and the Company will consult and coordinate with each other in order to accomplish such replenishments on behalf of all Stockholders from time to time in a sensible manner.

2.7    Limitations on Demand and Piggyback Rights.

(a) Any demand for the filing of a registration statement or for a registered offering or takedown will be subject to any applicable lockup restrictions then in effect, and such demand must be deferred until such lockup restrictions no longer apply. If a demand has been made for a non-shelf registered offering or for an underwritten takedown, no further demands may be made so long as the related offering is still being pursued. Notwithstanding anything in this Agreement to the contrary, neither the Stockholders nor Warrant Stockholders will have piggyback rights with respect to registered primary offerings by the Company (i) of shares covered by a Form S-8 registration statement or a successor form applicable to employee benefit-related offers and sales, (ii) where the shares are not being sold for cash or (iii) where the offering is a bona fide offering of securities other than shares, not undertaken primarily for the purpose of evading the requirements of this Article II, even if such securities are convertible into or exchangeable or exercisable for shares that are registered as part of such offering.

(b) The Company may defer the filing of a demanded registration statement or the facilitation of a registered offering or demanded shelf takedown, in any such case for a reasonable “blackout period” that shall not exceed the applicable limits specified below if the board of directors of the Company determines in good faith (after consultation with external legal counsel) that such registration, offering or takedown could materially interfere with a bona fide business or financing transaction of the Company or is reasonably likely to require premature disclosure of information, the premature disclosure of which could materially and adversely affect the Company; provided that the Company shall not be permitted to do so (i) for a period exceeding sixty (60) days in any ninety (90) day period or (ii) for periods exceeding, in the aggregate, ninety (90) days in any twelve (12) month period. The blackout period will end upon the earlier to occur of (i) in the case of a bona fide business or financing transaction, a date not later than sixty (60) days from the date such deferral commenced and (ii) in the case of disclosure of non-public information, the earlier to occur of (x) the filing by the Company of its next succeeding Form 10-K or Form 10-Q, (y) the date upon which such information otherwise is or becomes public knowledge or (z) sixty (60) days from the date such deferral commenced.

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(c) Notwithstanding anything to the contrary herein, BSPI may not make any demand pursuant to either Section 2.2 or Section 2.5 unless the shares requested to be sold by BSPI and its affiliates in such offering have an aggregate market value (based on the most recent closing price of the shares at the time of the demand) of at least $100 million, unless such demand would result in a sale of all of the shares held by BSPI and its affiliates. For the avoidance of doubt and notwithstanding anything in the foregoing to the contrary, each of BSPI, any affiliated investment entity or any other affiliate of Goldman Sachs & Co. LLC and any fund, investor, entity or account that is or may become managed, sponsored or advised by Goldman Sachs & Co. LLC or any of its affiliates shall, in each case, be deemed not to be an affiliate of New Mountain or the Company.

(d) Notwithstanding anything to the contrary herein, the Warrant Stockholders may not make any demand pursuant to either Section 2.2 or Section 2.5 unless the aggregate amount of shares requested to be sold by the Warrant Stockholders in such offering (i) has an aggregate market value (based on the most recent closing price of the shares at the time of the demand) of at least $100 million, (ii) is equal to fifty percent (50%) of the Warrant Shares (and for this purpose, including any Warrant Shares that are the subject of unexercised Warrants) or (iii) would result in a sale of all of the shares held by the Warrant Stockholders.

ARTICLE III

PROCEDURES REGARDING DEMANDS AND PIGGYBACKS

3.1    Notifications Regarding Demands and Piggyback Opportunities. Prior to a Sponsor demanding a registration statement or an underwritten takedown off of a shelf, such demanding Sponsor shall consult with the non-demanding Sponsor in this regard. In order for one or more Demanding Stockholders to exercise their right to demand that a registration statement be filed or that an underwritten takedown occur as set forth above in Article II, the Demanding Stockholders must so notify the Company indicating the number of shares sought to be registered or taken down and the proposed plan of distribution. The Company will keep the Stockholders contemporaneously apprised of all pertinent aspects of its pursuit of a Qualified IPO and any subsequent registration or underwritten shelf takedown of shares, as the case may be (whether pursuant to a Sponsor demand, a Warrantholder Majority demand or otherwise), including the anticipated principal terms and conditions of the issuance, including the proposed offering price or range of offering prices (if known), the anticipated timing of the filing of a registration statement or amendment and the finalization of related preliminary and final prospectuses, the timing of pricing and the number of shares that are proposed to be registered, in order that the Stockholders have a reasonable opportunity to exercise any applicable piggyback rights in accordance with this Agreement. Without derogating from the Company’s obligation to keep Stockholders contemporaneously apprised, as described above, having such a “reasonable opportunity” means that Stockholders must be notified of a piggyback opportunity no later than (i) if prior to a Qualified IPO, five (5) full trading days prior to the applicable piggyback deadline referred to in Section 3.2, (ii) if following a Qualified IPO, except in connection with a Block Trade, three (3) full trading days prior to the applicable piggyback deadline referred to in Section 3.2, or (iii) if in connection with a Block Trade, three (3) trading days prior to the proposed execution date of such Block Trade. Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain the confidentiality of these discussions and notifications.

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3.2    Notifications Regarding Exercise of Piggyback Rights. Any Stockholder wishing to exercise its piggyback rights with respect to a non-shelf registration statement or underwritten shelf takedown must notify the Company and the other Stockholders of the number of shares it seeks to have included in such registration statement or takedown, as the case may be. Such notice must be given, (i) except in connection with a Block Trade, as soon as practicable, but in no event later than 5:00 pm, New York City time, on the second trading day (in the case of a non-shelf offering) or on the trading day (in the case of an underwritten shelf takedown) prior to, (a) if applicable, the date on which the preliminary prospectus or preliminary prospectus supplement intended to be used in connection with marketing efforts for the relevant offering is expected to be filed with the SEC, and (b) in any case, the date on which the pricing of the relevant offering is expected to occur or (ii) if in connection with a Block Trade, as soon as practicable, but in no event later than 5:00 pm, New York City time, on the trading day prior to the proposed execution date of such Block Trade. Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain the confidentiality of these notifications.

3.3    Plan of Distribution, Underwriters and Counsel. If a majority of the shares proposed to be sold in an underwritten offering through a non-shelf registration statement or through a shelf takedown is being sold by the Company for its own account, the Company will be entitled to determine the plan of distribution and select the managing underwriters for such offering. Otherwise, Stockholders holding a majority of the shares requested to be included in such offering (whether pursuant to a Sponsor demand, piggyback rights or otherwise) will be entitled to determine the plan of distribution and select the managing underwriters with the consent of BSPI and New Mountain, such consent not to be unreasonably withheld, conditioned or delayed, and such majority will also be entitled to select counsel for the selling Stockholders (which may be the same as counsel for the Company). In the case of a shelf registration statement, the plan of distribution will provide as much flexibility as is reasonably possible, including with respect to resales by transferee Stockholders.

3.4    Cutbacks. If the managing underwriters advise the Company and the selling Stockholders that, in their reasonable opinion, the number of shares requested to be included in an underwritten offering exceeds the amount that can be sold in such offering without adversely affecting the distribution of the shares being offered, such offering will include only the number of shares that the underwriters reasonably advise can be sold in such offering without such adverse effect. The selling Stockholders and the Company, to the extent it is selling shares in the offering, will be subject to cutback pro rata based on the respective number of shares initially requested by them to be included in such offering, without regard to who initiated or otherwise made the demand for such offering. Except as contemplated by Section 6.1(b), other selling stockholders not a party to this Agreement (other than transferees to whom a Stockholder has assigned its rights under this Agreement) will be included in an underwritten offering as to which such a cutback has been applied only with the consent of Stockholders holding a majority of the shares being sold in such offering.

3.5    Withdrawals. Even if shares held by a Stockholder have been part of a registered underwritten offering, such Stockholder may, no later than the time at which the public offering price and underwriters’ discount are determined with the managing underwriter, decline to sell all or any portion of the shares being offered for its account, without prejudice to the rights of any such Stockholder to participate in any future registration (or registrations).

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3.6    Lockups. In connection with any underwritten offering of shares, if requested by the underwriter(s) managing such offering, each Stockholder will (in the case of Stockholders, with respect to shares respectively held by them) be bound by the lockup restrictions contained in either the underwriting agreement or in a separate related agreement (which in each case must apply in like manner to all of them); provided that such lockup restrictions are applicable on substantially similar terms to the Company and all of its and its subsidiaries’ executive officers and directors; provided, further, that nothing herein will prevent any Stockholder from making a distribution of shares to any of its partners, members or stockholders thereof or a transfer of shares to a corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act) that is otherwise in compliance with applicable securities laws; provided such distributees or transferees, as applicable, agree to be bound by the restrictions set forth in this Section 3.6; provided, further, that no public announcement or filing under the Exchange Act shall be required or shall be made voluntarily by any party (distributor, distributee, transferor or transferee) in connection with such distribution or transfer (other than a filing on a Form 5 made after the expiration of the applicable lockup period). The applicable underwriters shall not be permitted to release or otherwise waive any provision of such lockup restrictions with respect to any Stockholder without similarly releasing or waiving such provision in like manner to all of the Stockholders.

ARTICLE IV

FACILITATING REGISTRATIONS AND OFFERINGS

4.1    General. If the Company becomes obligated under this Agreement to facilitate a registration and offering of shares on behalf of the Stockholders, the Company will do so with the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by the Company of shares for its own account. Without limiting this general obligation, the Company will fulfill its specific obligations as described in this Article IV.

4.2    Registration Statements. In connection with each registration statement that is demanded by the Demanding Stockholders, in accordance with this Agreement or as to which piggyback rights apply, the Company will:

(a)    (i) prepare and file with the SEC a registration statement covering the applicable shares, (ii) file amendments thereto as warranted, (iii) seek the effectiveness thereof and use its reasonable best efforts to cause such registration statement to become effective as soon as practicable and (iv) file with the SEC prospectuses and prospectus supplements as may be required, all in consultation with the selling Stockholders and as reasonably necessary in order to permit the offer and sale of the such shares in accordance with the applicable plan of distribution;

(b)

i.     within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or the use or filing of any free writing prospectus, provide copies of such documents to the selling Stockholders and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel; fairly consider such

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reasonable changes to any such documents prior to or after the filing thereof as counsel to the selling Stockholders or to the underwriter or the underwriters, if any, may request; and make such of the representatives of the Company as shall be reasonably requested by the selling Stockholders or any underwriter available for discussion of such documents; and

ii.    within a reasonable time prior to the use or filing of any document which is to be incorporated or deemed incorporated by reference into a registration statement or a prospectus, provide copies of such document to the selling Stockholders and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel to such Stockholders or to such underwriter or underwriters, if any, shall request; and make such of the representatives of the Company as may be reasonably requested by the selling Stockholders or any underwriter available for discussion of such document;

(c)    use reasonable best efforts to cause each registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement and during the distribution of the registered shares, (i) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d)    promptly notify each selling Stockholder, its respective counsel (if applicable) and the sole underwriter or managing underwriter, if any, promptly and, if requested by such Stockholder, confirm such notice in writing, (i) when any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus has been used or filed, when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective if such registration statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a registration statement, related prospectus or free writing prospectus or for additional information (including any comments from the SEC), (iii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a registration statement and the expiration or earlier closing of any over-allotment option under any underwriting, placement or purchase agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period a registration statement is effective as a result of which such registration statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

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(e)    furnish counsel for each underwriter, if any, and for the selling Stockholders copies of any correspondence with the SEC or any state securities authority relating to the registration statement or prospectus;

(f)    otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force);

(g)    use all commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any prospectus or, if any such order is issued, to obtain the withdrawal of any order suspending the effectiveness of a registration statement or prospectus at the earliest possible time; and

(h)    provide and cause to be maintained a transfer agent and registrar for all shares covered by a registration statement from and after a date not later than the effective date of such registration statement.

4.3    Non-Shelf Registered Offerings and Shelf Takedowns. In connection with any non-shelf registered offering or shelf takedown that is demanded by a Sponsor or with respect to which piggyback rights have been exercised, the Company will:

(a)    cooperate with the Stockholders selling shares and the sole underwriter or managing underwriter of an underwritten offering, if any, to facilitate the timely preparation and delivery of certificates representing the shares to be sold and not bearing any restrictive legends; and enable such shares to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Stockholders or the sole underwriter or managing underwriter of an underwritten offering, if any, may reasonably request at least five days prior to any sale of such shares;

(b)    furnish to each Stockholder and to each underwriter, if any, participating in the relevant offering, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto, and such other documents as such Stockholder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the applicable shares; the Company hereby consents to the use of the prospectus, including each preliminary prospectus, by each such Stockholder and underwriter in connection with the offering and sale of the shares covered by the prospectus or the preliminary prospectus;

(c)    (i) use reasonable best efforts to register or qualify the shares being offered and sold, no later than the date on which the pricing of the relevant offering is expected to occur, under all applicable state securities or “blue sky” laws of such jurisdictions as each underwriter, if any, or any Stockholder holding shares covered by a registration statement, shall reasonably request; (ii) use reasonable best efforts to keep each such registration or qualification effective during the distribution of the registered shares; (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such underwriter, if any, and Stockholder to

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consummate the disposition in each such jurisdiction of such shares owned by such Stockholder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of shares in connection therewith) in any such jurisdiction; and (iv) use all reasonable efforts to cause the shares being offered and sold, no later than the date on which the pricing of the relevant offering is expected to occur, to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of the business of any Stockholder, in which case the Company will cooperate in all reasonable respects with the filing of the applicable registration statement and the granting of such approvals, as may be necessary to enable any Stockholder or the underwriters, if any, to consummate the disposition of such shares;

(d)    cause all shares being sold to be qualified for inclusion in or listed on any securities exchange on which shares issued by the Company are then so qualified or listed if so requested by the selling Stockholders, or if so requested by the underwriter or underwriters of an underwritten offering, if any;

(e)    cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter in an underwritten offering;

(f)    use all reasonable efforts to facilitate the distribution and sale of any shares to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with and making calls to potential investors and taking such other actions as shall be requested by the selling Stockholders or the lead managing underwriter of an underwritten offering;

(g)    prior to the date on which the pricing of the relevant offering is expected to occur, provide a CUSIP number for such shares; and

(h)    enter into customary agreements (including, in the case of an underwritten offering, one or more underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such shares, and in connection therewith:

i.     make such representations and warranties to the selling Stockholders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

ii.    obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing underwriter, if any) addressed to each selling Stockholder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Stockholders and underwriters;

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iii.    obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the selling Stockholders, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings;

iv.    to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the selling Stockholders providing for, among other things, the appointment of a representative as agent for the selling Stockholders for the purpose of soliciting purchases of shares, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants; and

v.     deliver such documents and certificates as the sole underwriter or managing underwriter, if any, any selling Stockholder, or their respective counsel, shall reasonably request to evidence the continued validity of the representations and warranties made in accordance with Section 4.3(h)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at such times as customarily occur in similar registered offerings or shelf takedowns.

4.4    Due Diligence. In connection with each registration and offering of shares to be sold by Stockholders, the Company will, in accordance with customary practice, make available for inspection by representatives of the selling Stockholders and underwriters and any counsel or accountant retained by such Stockholders or underwriters all relevant financial and other records, pertinent corporate documents and properties of the Company and cause appropriate officers, managers, employees, outside counsel and accountants of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with their due diligence exercise, including through in-person meetings, but subject to customary privilege constraints.

4.5    Information from Stockholders. Each Stockholder that holds shares covered by any registration statement will furnish to the Company such information regarding itself as is required to be included in the registration statement or prospectus, the ownership of shares by such Stockholder and the proposed distribution by such Stockholder of such shares as the Company may from time to time reasonably request in writing.

4.6     Expenses. All expenses incurred in connection with any registration statement or registered offering or shelf takedown covering shares held by Stockholders, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel (including the fees and disbursements of a single outside counsel for the selling Stockholders), Securities Act liability insurance if the Company so desires or if the underwriters so require and the reasonable fees and expenses of any special expert retained by the Company in connection with the requested registration and of the independent certified public accountants, and the expense of qualifying such shares under state blue sky laws, will be borne by the Company. However, underwriters’, brokers’ and dealers’ discounts and commissions applicable to shares sold for the account of a Stockholder will be borne by such Stockholder.

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ARTICLE V

INDEMNIFICATION

5.1    Indemnification by the Company. In the event of any registration under the Securities Act by any registration statement pursuant to rights granted in this Agreement of shares held by Stockholders, the Company will hold harmless each Stockholder, their respective general and limited partners, advisory board members, officers, directors, employees, trustees, managers, members, shareholders and affiliates, and each other person, if any, who controls any Stockholder within the meaning of the Securities Act or the Exchange Act (each such Person being referred to herein as a “Covered Person”) against any losses, claims, damages, liabilities, expenses and judgments, joint or several, to which such Covered Person may become subject under the Securities Act, the Exchange Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse such persons, as and when incurred, for any legal or other expenses reasonably incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, or liabilities (or any actions in respect thereof) arise out of or are based upon any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any blue sky laws, securities laws or other applicable laws of any state or country in which such shares are offered and relating to action taken or action or inaction required of the Company in connection with such offering, or arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement (or in any preliminary or final prospectus included therein) under which such shares were registered under the Securities Act or any amendment or supplement to any of the foregoing, or in any document incorporated by reference therein, or that arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or such amendment or supplement, in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by such Covered Person specifically for use in the preparation thereof. The indemnities of the Company contained in this Section 5.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (it being understood that such consent shall not be unreasonably withheld) and shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities or any termination of this Agreement.

5.2    Indemnification by Stockholders. Each Stockholder, as a condition to including its shares in any registration statement filed in accordance with Article II, will, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) the Company, each director of the Company, each officer of the Company who shall sign the registration statement, and any person who controls the Company within the

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meaning of the Securities Act or the Exchange Act, (a) with respect to any statement or omission from such registration statement, or any amendment or supplement to it, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by such Stockholder specifically regarding such Stockholder for use in the preparation of such registration statement or amendment or supplement and (b) with respect to compliance by Stockholders with applicable laws in effecting the sale or other disposition of the shares covered by such registration statement. Notwithstanding the provisions of this Section 5.2, the liability of each Stockholder in respect of any indemnification obligation of such Stockholder arising under this Section 5.2 shall not in any event exceed the net proceeds realized by such Stockholder (after deduction of all underwriters’ discounts and commissions) from the disposition of the shares disposed of by such Stockholder pursuant to such registration.

5.3    Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding Sections of this Article V, the indemnified party will, if a resulting claim is to be made or may be made against any indemnifying party, give written notice to the indemnifying party of the commencement of the action. The failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations in this Article V, except to the extent that the indemnifying party is materially prejudiced by the failure to give notice. If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense of the action with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume defense of the action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the action’s defense. An indemnified party shall have the right to employ separate counsel in any action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such indemnified party’s expense unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying party, which authorization shall not be unreasonably withheld, (b) the indemnifying party has not assumed the defense and employed counsel reasonably satisfactory to the indemnified party within 30 days after notice of any such action or proceeding, or (c) the named parties to any such action or proceeding (including any impleaded parties) include the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for the indemnified party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices. Whether or not a defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter

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into any settlement which (x) does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation or (y) involves the imposition of equitable remedies or the imposition of any non-financial obligations on the indemnified party.

5.4    Contribution. If the indemnification required by this Article V from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties, in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Company and Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 5.4.

Notwithstanding the provisions of this Section 5.4, no indemnifying party other than the Company shall be required to contribute any amount in excess of: (x) the amount by which the total price at which the shares were offered to the public by such indemnifying party exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of an untrue statement or omission, in the case of an indemnifying party that is not an underwriter, and (y) the amount by which the total underwriting discounts and commissions received by such indemnifying party exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of an untrue statement or omission, in the case of an indemnifying party that is an underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such a fraudulent misrepresentation.

ARTICLE VI

OTHER AGREEMENTS

6.1    Transfer of Shares; Termination of Rights.

(a)    Commencing on the effective date of the Qualified IPO, unless and until a Stockholder delivers an Opt-Out Notice to the Company pursuant to and in accordance with Section 6.1(b) of this Agreement or Section 3.1(a)(viii) of the Stockholders Agreement, such Stockholder shall not be permitted to transfer any Common Stock or Common Stock Equivalents other than (i) pursuant to this Agreement; (ii) to such Stockholder’s Permitted Transferees under

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the Stockholders Agreement; (iii) pursuant to Section 3.3 of the Stockholders Agreement; (iv) with the written consent of the Company; or (v) in the case of BSPI and its Permitted Transferees, under Section 3.1(g) of the Stockholders Agreement.

(b)    Any (i) Stockholder, other than the Warrant Stockholders, who, together with its Permitted Transferees under the Stockholders Agreement, holds a number of shares (or Common Stock Equivalents representing a number of shares) that is less than 15% of the number of shares (or, to the extent Common Stock has not been issued in respect of such Common Stock Equivalents, Common Stock Equivalents representing a number of shares) that such Stockholder held as of the date such shares were acquired by such Stockholder (whether directly or by the acquisition of Common Stock Equivalents) or (ii) Warrant Stockholder who, together with its Permitted Transferees under the Stockholders Agreement, holds a number of shares (or, to the extent Common Stock has not been issued in respect of such Common Stock Equivalents, Common Stock Equivalents representing a number of shares) that is less than 15% of the number of shares (or Common Stock Equivalents representing a number of shares) that such Warrant Stockholder held as of the date such shares were acquired by such Warrant Stockholder (whether directly or by the acquisition of Common Stock Equivalents) may, at any time, deliver an Opt-Out Notice to the Company; provided, that following the third year anniversary of this Agreement, any Stockholder may, at any time, deliver an Opt-Out Notice to the Company. Following the delivery of the Opt-Out Notice to the Company, the Stockholder delivering such Opt-Out Notice may transfer shares in a transaction that is exempt from the registration requirements under applicable securities laws (including, if available, the exemptions provided pursuant to Rule 144); provided, however, if prior to the delivery of the Opt-Out Notice to the Company, such Stockholder has received notice of an offering in accordance with Section 3.1 of this Agreement, such Stockholder may not transfer shares under this Section 6.1(b) until the offering described in such notice is completed. Upon delivery by any Stockholder to the Company of an Opt-Out Notice, all of such Stockholder’s rights and obligations under Article II and Section 3.6 hereof shall terminate automatically, and without further action by the Company, any Sponsor or any other Person; provided, however, that any applicable lock-up restrictions under Section 3.6 then currently in effect at the time of delivery of the Opt-Out Notice to the Company shall remain in effect until the expiration of such applicable lock-up period. For the avoidance of doubt, no transferee in a transfer of shares from a Stockholder that has delivered a valid Opt-Out Notice shall be required to become a party to this Agreement.

(c)    Any Stockholder may transfer all or any portion of its rights under this Agreement to any transferee of shares held by such Stockholder, which transferee is a Permitted Transferee under Stockholders Agreement. Any such transfer of registration rights will be effective upon receipt by the Company of (i) written notice from such Stockholder stating the name and address of any transferee and identifying the number of shares with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred, and (ii) an executed written agreement to be bound by and to comply with all applicable provisions of this Agreement. However, if such transferees are receiving shares through an in-kind distribution with an ability to resale shares off of a shelf registration statement, no such written agreement is required, and such in-kind transferees will, as transferee Stockholders, be entitled to the rights under this Agreement applicable to the shares so transferred. In that regard, however, in kind transferees will not be given demand or piggyback rights; rather, their means of registered resale will be limited to sales off a shelf with respect to which no special actions are required by the Company or the other

16

Stockholders, and as to which no lockup will arise. Other than in the case of an in-kind distribution, the Company and the transferring Stockholder will notify the other Stockholders as to who the transferees are and the nature of the rights so transferred.

(d)    In the event the Company engages in a merger or consolidation in which the shares are converted into securities of another company, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Stockholders by the issuer of such securities. To the extent such new issuer, or any other company acquired by the Company in a merger or consolidation, was bound by registration rights obligations that would conflict with the provisions of this Agreement, the Company will, unless Stockholders then holding a majority of the shares otherwise agree, use its reasonable best efforts to modify any such “inherited” registration rights obligations so as not to interfere in any material respects with the rights provided under this Agreement.

6.2    Limited Liability. Notwithstanding any other provision of this Agreement, neither the members, general partners, limited partners or managing directors, or any directors or officers of any members, general or limited partner, advisory director, nor any future members, general partners, limited partners, advisory directors, or managing directors, if any, of any Stockholder shall have any personal liability in respect of any obligation of such Stockholder under this Agreement.

6.3    Rule 144. If the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act but is not required to file such reports, it will, upon the request of any Stockholder, make publicly available such information), and it will take such further action as any Stockholder that has delivered an Opt-Out Notice pursuant to Section 6.1(b) may reasonably request so as to enable such Stockholder to sell shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with such requirements.

6.4    In-Kind Distributions. If any Stockholder seeks to effectuate an in-kind distribution of all or part of its shares to its direct or indirect equityholders, the Company will, subject to applicable lockups, use commercially reasonable efforts to coordinate with such Stockholder and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Stockholder, as well as any resales by such transferees under a shelf registration statement covering such distributed shares.

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ARTICLE VII

MISCELLANEOUS

7.1    Notices. All notices, requests, demands and other communications required or permitted hereunder shall be made in writing by hand-delivery, mail, email, fax or air courier guaranteeing delivery:

if to the Company, to:

Vail Holdco Corp

Radnor Corporate Center

Building One, Suite 200

100 Matsonford Road

Radnor, PA 19087-8660

Attention: General Counsel

Facsimile: (610) 573-2602

Email: generalcounsel@avantorinc.com

and

Vail Holdco Corp

c/o New Mountain Capital L.L.C.

787 Seventh Avenue, #49

New York, New York 10019

Attention: Matthew Holt

Facsimile: (212) 582-2277

Email: mholt@newmountaincapital.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3954

Attention: Alan Klein; Elizabeth Cooper; Ryan Bekkerus; Ben Schaye

Facsimile: (212) 455-2502

Email: aklein@stblaw.com; ecooper@stblaw.com;

rbekkerus@stblaw.com; ben.schaye@stblaw.com

if to New Mountain, to:

New Mountain Capital L.L.C.

787 Seventh Avenue, #49

New York, New York 10019

Attention: Matthew Holt

Facsimile: (212) 582-2277

Email: mholt@newmountaincapital.com

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with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3954

Attention: Alan Klein; Elizabeth Cooper; Ryan Bekkerus; Ben Schaye

Facsimile: (212) 455-2502

Email: aklein@stblaw.com; ecooper@stblaw.com;

rbekkerus@stblaw.com; ben.schaye@stblaw.com

if to BSPI, to:

Broad Street Principal Investments, L.L.C.

200 West Street

New York, NY 10282

Attention: Oliver Thym; Kirsten Hagen

Facsimile: (212) 902-9307

Email: oliver.thym@gs.com; kirsten.hagen@gs.com

with a copy (which shall not constitute notice) to:

Milbank, Tweed, Hadley & McCloy LLP

28 Liberty Street

New York, NY 1005-1413

Attention: Robert Kennedy

Facsimile: 212-822-5087

Email: rkennedy@milbank.com

and if to any of the other Stockholders, to the address for such Stockholder set forth on the signature pages hereto.

All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (b) if sent designated for overnight delivery by nationally recognized overnight air courier (such as DHL or Federal Express), two business days after dispatch; (c) if sent by facsimile or email transmission when transmitted and receipt is confirmed; and (d) if otherwise actually personally delivered, when delivered, provided that in each case, such notices, requests, demands and other communications are delivered to the address set forth below, or to such other address as any party shall provide by like notice to the other parties to this Agreement.

7.2    Section Headings. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated.

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7.3    Governing Law. This Agreement and its enforcement, and any controversy arising out of or relating to the making or performance of this Agreement, shall be governed by and construed in accordance with the law of the State of New York, without regard to New York’s principles of conflicts of law.

7.4    Consent to Jurisdiction and Service of Process. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Agreement.

7.5    Amendments. The terms and provisions of this Agreement may be waived, modified or amended in whole or in part, only with the written approval of the Company, New Mountain and the Stockholders party hereto holding a majority of the voting power of all classes of Equity Securities of the Company held by the parties hereto, voting together as a single class and, until ninety (90) days following a Qualified IPO (or the effective date of such Qualified IPO, if the registration statement with respect to such Qualified IPO includes shares of Common Stock held by BSPI or New Mountain), with the written approval of a majority of the voting power held by the Eligible Junior Convertible Stockholders, voting together as a single class; provided, that any waiver, modification or amendment that would (i) adversely affect the rights of any Stockholder in a manner different from any other Stockholder, shall also require the approval of such Stockholder, (ii) discriminate against Stockholders of the same class of Equity Security in any adverse respect shall also require the approval of the Stockholders holding a majority of the voting power of the outstanding Equity Securities the rights of which are so adversely affected, (iii) adversely affect the specific rights granted to BSPI under this Agreement (as opposed to any rights in BSPI’s general capacity as a holder of Equity Securities), shall also require the approval of BSPI, (iv) adversely affect the piggyback rights granted to the Eligible Junior Convertible Stockholders hereunder, shall also require the approval of the Eligible Junior Convertible Stockholders holding ninety-five percent (95%) of the voting power of the Junior Convertible Preferred Stock (or the shares of Common Stock issued upon the conversion thereof), and (v) adversely affect the piggyback rights granted to the Warrantholders hereunder, shall also require the approval of a Warrantholder Majority. Notwithstanding the foregoing, in addition to other amendments authorized herein, amendments may be made to this Agreement from time to time by New Mountain, without the consent of any other Stockholder: (a) to correct any typographical or similar ministerial errors and (b) to delete or add any provision of this Agreement required to be so deleted or added by any applicable Law. Except as required by Law, no amendment, modification, supplement, discharge or waiver of or under this Agreement shall require the consent of any Person not a party to this Agreement. This Agreement will automatically terminate without any further action of any party (i) as to any Stockholder, when it no longer has demand or piggyback rights under this Agreement with respect to shares and the Company has fulfilled all of its obligations with respect to shares previously sold by such Stockholder in one or more registered offerings covered by this Agreement or (ii) as to all Stockholders, on the date upon which neither New Mountain nor BSPI holds any shares or Common Stock Equivalents.

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7.6    Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the transactions contemplated hereby. The registration rights granted under this Agreement supersede any registration, qualification or similar rights with respect to any of the shares granted to one or more Stockholders under any other agreement, and any of such preexisting registration rights are hereby terminated.

7.7    Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction or arbitrator declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court or arbitrator making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court or arbitrator does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

7.8    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and provisions of this Agreement.

7.9    Third Party Beneficiaries. Except as specifically provided below, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement; provided, however, Covered Persons shall be third-party beneficiaries of Article V hereunder. In connection with any underwritten offering, upon written notice given to the Company by the holders of a majority of the shares being sold by Stockholders in such offering, the underwriters in such offering will become third-party beneficiaries of Sections 3.6, 5.1 and/or 5.4, as may be specified in such notice (but no other section or provision of this Agreement), and in such event such underwriters shall be entitled to enforce their rights under such specified sections, provided, that, in the case of Sections 5.1 and 5.4, such underwriters have provided the Company with information of the type referred to in Section 4.5 but as such information relates to underwriters in a registered offering, and such underwriters have provided to the Company and the selling Stockholders an indemnity comparable to that provided by the Stockholders in Section 5.2. Notwithstanding any provision hereof to the contrary, no consent, approval or agreement of any third-party beneficiary will be required to amend, modify or waive any provision of this Agreement.

7.10    Equitable Remedies. The parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise

21

breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity.

7.11    WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 7.11 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7.11 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

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So agreed:

VAIL HOLDCO CORP

By:	/s/ Mark Armstrong
Name: Mark Armstrong
Title: Chief Financial Officer and Treasurer

[Signature Page—Registration Rights Agreement]

NEW MOUNTAIN PARTNERS III CAYMAN (AIV-B), L.P.

By:	NEW MOUNTAIN INVESTMENTS III (CAYMAN), L.P., as its general partner

By:	NMI III (CAYMAN) GP, LTD., its general partner

By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Director

NEW MOUNTAIN PARTNERS III (AIV-E2), L.P.

By:	NEW MOUNTAIN INVESTMENTS III, L.L.C., as its general partner

By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Managing Member

NEW MOUNTAIN PARTNERS III (AIV-E1), L.P.

By:	NEW MOUNTAIN INVESTMENTS III, L.L.C., as its general partner

By:	/s/ Steven B. Klinsky
Name: Steven B. Klinsky
Title: Managing Member

J.T. BAKER INVESTMENTS, INC.

By:	/s/ Andre Moura
Name: Andre Moura
Title: Vice President

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER AC LIMITED

By:	/s/ Sevan Terzian
Name: Sevan Terzian
Title: Authorized Signatory

WARRANT STOCKHOLDER AC LIMITED

By:	/s/ Sevan Terzian
Name: Sevan Terzian
Title: Authorized Signatory

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER ADI LIMITED

By:	/s/ Robert Heaselgrave
Name: Robert Heaselgrave
Title: Director

WARRANT STOCKHOLDER ARBEJDSMARKEDETS TILLAEGSPENSION

By:	/s/ Kasper Ahrndt Lorenzen
Name: Kasper Ahrndt Lorenzen
Title: Chief Investment Officer

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER
BELFER INVESTMENT PARTNERS LP

By:	/s/ Laurence D. Belfer
Name: Laurence D. Belfer
Title: Manager of the GP

WARRANT STOCKHOLDER

BLACKROCK PRIVATE OPPORTUNITIES FUND III, L.P.

By:	BLACKROCK POF III (GP), LLC, its general partner

By:	BLACKROCK PEP MASTER CARRY, L.P. (solely on behalf of the POF III Series), its member manager

By:	PORTFOLIO ADMINISTRATION & MANAGEMENT LTD., its general partner

By:	/s/ Kamal Maruf
Name: Kamal Maruf
Title: Vice President

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER

BROAD STREET PRINCIPAL INVESTMENTS, L.L.C.

By:	/s/ Kirsten Anthony
Name: Kirsten Anthony
Title: Vice President

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER

BROAD STREET PRINCIPAL INVESTMENTS, L.L.C.

By:	/s/ Kirsten Anthony
Name: Kirsten Anthony
Title: Vice President

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER

CENTAURUS CAPITAL LP

By:	CENTAURUS HOLDINGS, LLC, its General Partner

By:	/s/ John D. Arnold
Name: John D. Arnold
Title: Manager

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER

CFC HOLDING LP

By:	CFC GP LTD., its General Partner

By:	/s/ Chris Evison
Name: Chris Evison
Title: Managing Director

WARRANT STOCKHOLDER

CFC HOLDING LP

By:	CFC GP LTD., its General Partner

By:	/s/ Chris Evison
Name: Chris Evison
Title: Managing Director

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER

CHARLES KUMMETH

By:	/s/ Charles Kummeth
Name: Charles Kummeth

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER

COHESIVE CAPITAL PARTNERS II, L.P.

By:	Cohesive Capital II (GP), L.P., its general partner

By:	Cohesive GP II, LLC, its general partner

By:	/s/ John R. Barber
Name: John R. Barber
Title: Managing Member

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER

COLUMBIA NB CROSSROADS FUND II LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

WARRANT STOCKHOLDER

COLUMBIA NB CROSSROADS FUND II LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER

DANICA PENSION LIVSFORSIKRINGSAKTIESELSKAB

By:	/s/ Poul Kobberup
Name: Poul Kobberup
Title: Investeringsdirektor

By:	/s/ Jesper Langmack
Name: Jesper Langmack
Title: Investeringsdirektor

WARRANT STOCKHOLDER

FS GLOBAL CREDIT OPPORTUNITIES FUND

By:	GSO Capital Partners LP as Sub-Adviser

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER

GALVAUDE PRIVATE INVESTMENTS INC.

By:	/s/ Guthrie Stewart
Name: Guthrie Stewart
Title: Authorized Signatory

By:	/s/ Selin Bastin
Name: Selin Bastin
Title: Authorized Signatory

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER

GALVAUDE PRIVATE INVESTMENTS INC.

By:	/s/ Guthrie Stewart
Name: Guthrie Stewart
Title: Authorized Signatory

By:	/s/ Selin Bastin
Name: Selin Bastin
Title: Authorized Signatory

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER GEVERAN INVESTMENTS LIMITED

By:	/s/ Spyros Episkopou
Name: Spyros Episkopou
Title: Director

By:	/s/ Eirini Theocharous
Name: Eirini Theocharous
Title: Director

WARRANT STOCKHOLDER

GEVERAN INVESTMENTS LIMITED

By:	/s/ Spyros Episkopou
Name: Spyros Episkopou
Title: Director

By:	/s/ Eirini Theocharous
Name: Eirini Theocharous
Title: Director

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER: GSO AIGUILLE DES GRANDS MONTETS FUND II LP

By:	GSO Capital Partners LP as Attorney-in-Fact

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

WARRANT STOCKHOLDER

GSO CHURCHILL PARTNERS LP

By:	GSO Capital Partners LP as Investment Advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER

HIGH STREET FUND, L.P.

By:	GOLDMAN SACHS & CO. LLC, as attorney-in-fact

By:	/s/ Kirsten Anthony
Name: Kirsten Anthony
Title: Managing Director

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER HIGH STREET FUND, L.P.

By:	GOLDMAN SACHS & CO. LLC, as attorney-in-fact

By:	/s/ Kirsten Anthony
Name: Kirsten Anthony
Title: Managing Director

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER: HONORWAY NOMINEES LIMITED

By:	/s/ Ho Hau Chong Norman
Name: Ho Hau Chong Norman
Title: Director

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

JOHN & MAURINE COX FOUNDATION

By:	/s/ Adam Rubinson
Name: Adam Rubinson
Title: Agent

By:	/s/ Matthew McMahan
Name: Matthew McMahan
Title: Agent

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER: JM COX LEGACY, LP

By:	/s/ Adam Rubinson
Name: Adam Rubinson
Title: Vice President of General Partner

By:	/s/ Matthew McMahan
Name: Matthew McMahan
Title: Vice President of General Partner

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER: JM COX RESOURCES, LP

By:	/s/ Adam Rubinson
Name: Adam Rubinson
Title: Vice President of General Partner

By:	/s/ Matthew McMahan
Name: Matthew McMahan
Title: Vice President of General Partner

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

ANASTASIOS KONIDARIS

By:	/s/ Anastasios Konidaris
Name: Anastasios Konidaris

JENNIFER KONIDARIS

By:	/s/ Jennifer Konidaris
Name: Jennifer Konidaris

HOLDER:

LEXINGTON CO-INVESTMENT HOLDINGS IV, L.P.

By:	CIP PARTNERS IV L.P., its general partner

By:	CIP PARTNERS GP IV L.L.C., its general partner

By:	LEXINGTON PARTNERS L.P., its managing member

By:	LEXINGTON PARTNERS ADVISORS GP L.L.C., its general partner

By:	LEXINGTON PARTNERS ADVISORS HOLDINGS L.P., its sole member

By:	LEXINGTON PARTNERS ADVISORS HOLDINGS GP L.L.C., its general partner

By:	/s/ Thomas Giannetti
Name: Thomas Giannetti
Title: Chief Financial Officer

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

LIME PARTNERS LLC

By:	/s/ Eileen Aptman
Name: Eileen Aptman
Title: Manager

WARRANT STOCKHOLDER:

LAURA AND JOHN ARNOLD FOUNDATION

By:	/s/ John D. Arnold
Name: John D. Arnold
Title: Co-chairman

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

MEDLEY CAPITAL CORPORATION
a Delaware corporation

By:	MCC Advisors LLC, a Delaware limited liability company, its investment manager

By:	/s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

WARRANT STOCKHOLDER:

MEDLEY CAPITAL CORPORATION
a Delaware corporation

By:	MCC Advisors LLC, a Delaware limited liability company, its investment manager

By:	/s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

MEDLEY OPPORTUNITY FUND III LP
a Delaware limited partnership

By:	MOF III Management LLC, a Delaware limited liability company, its investment manager

By:	/s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

WARRANT STOCKHOLDER:

MEDLEY OPPORTUNITY FUND III LP
a Delaware limited partnership

By:	MOF III Management LLC, a Delaware limited liability company, its investment manager

By:	/s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

WARRANT STOCKHOLDER:

MEDLEY TACTICAL OPPORTUNITIES, LLC
a Delaware limited liability company

By:	Medley SMA Advisors LLC, LLC, a Delaware limited liability company, its investment manager

By:	/s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

NEUBERGER BERMAN 2017 PRIVATE EQUITY INVESTMENT FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.

By:	/s/ Gregory Bellush
Name: Gregory Bellush
Title: Managing Director

WARRANT STOCKHOLDER:

NEUBERGER BERMAN 2017 PRIVATE EQUITY INVESTMENT FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.

By:	/s/ Gregory Bellush
Name: Gregory Bellush
Title: Managing Director

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

NB AGI PE PORTFOLIO II FUND LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

WARRANT STOCKHOLDER:

NB AGI PE PORTFOLIO II FUND LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER:

NB ALTERNATIVES EUROPE SCSP-RAIF—NB PRIVATE EQUITY CREDIT OPPORTUNITIES

By:	/s/ David Lyon
Name: David Lyon
Title: Authorized Signatory

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

NB ALTERNATIVES EUROPE SCSP-RAIF—NB SELECT OPPORTUNITIES

By:	/s/ David Lyon
Name: David Lyon
Title: Authorized Signatory

WARRANT STOCKHOLDER:

NB ALTERNATIVES EUROPE SCSP-RAIF—NB SELECT OPPORTUNITIES

By:	/s/ David Lyon
Name: David Lyon
Title: Authorized Signatory

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

NB CASPIAN HOLDINGS LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER:

NB CASPIAN HOLDINGS LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

NB CROSSROADS XXI-LC HOLDINGS LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

WARRANT STOCKHOLDER:

NB CROSSROADS XXI-LC HOLDINGS LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

NB CROSSROADS XXII-LC HOLDINGS LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER:

NB CROSSROADS XXII-LC HOLDINGS LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

WARRANT STOCKHOLDER:

NEUBERGER BERMAN INSURANCE FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.

By:	/s/ Gregory Bellush
Name: Gregory Bellush
Title: Managing Director

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

NB—IOWA’S PUBLIC UNIVERSITIES LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

WARRANT STOCKHOLDER:

NB—IOWA’S PUBLIC UNIVERSITIES LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER:

NB PRIVATE EQUITY CREDIT OPPORTUNITIES HOLDINGS LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

WARRANT STOCKHOLDER:

NB PEP HOLDINGS LIMITED

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

NB RP CO-INVESTMENT & SECONDARY FUND LLC

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

WARRANT STOCKHOLDER:

NB RP CO-INVESTMENT & SECONDARY FUND LLC

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

NB SELECT OPPORTUNITIES FUND

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

WARRANT STOCKHOLDER:

NB SELECT OPPORTUNITIES FUND

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

NB STRATEGIC CO-INVESTMENT PARTNERS III HOLDINGS LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER:

NB STRATEGIC CO-INVESTMENT PARTNERS III HOLDINGS LP

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

WARRANT STOCKHOLDER:

NDSIB PRIVATE OPPORTUNITIES FUND, L.P.

By:	NDSIB PRIVATE OPPORTUNITIES GP, LLC, its general partner

By:	BLACKROCK PEP MASTER CARRY, L.P. (solely on behalf of the NDSIB Series), its member manager

By:	PORTFOLIO ADMINISTRATION & MANAGEMENT LTD., its general partner

By:	/s/ Kamal Maruf
Name: Kamal Maruf
Title: Vice President

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

NETHERTON INVESTMENTS LIMITED

By:	/s/ Robert Heaselgrave
Name: Robert Heaselgrave
Title: Director

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

NYSCRF NB CO-INVESTMENT FUND LLC

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

WARRANT STOCKHOLDER:

NYSCRF NB CO-INVESTMENT FUND LLC

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

PFA PENSION, FORSIKRINGSAKTIESELSKAB

By:	/s/ Peter Tind Larsen
Name: Peter Tind Larsen
Title: Head of Alternative Investments, PFA Asset Management A/S

By:	/s/ Henrik Nohr Poulsen
Name: Henrik Nohr Poulsen
Title: Executive Director, CIO, PFA Asset Management A/S

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

PROTEC TRUST MANAGEMENT ESTABLISHMENT AS TRUSTEE OF THE BADO TRUST

By:	/s/ Dr. Heinz Grabher
Name: Dr. Heinz Grabher
Title: Member of the Board of Directors of Protec Trust Management Establishment

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

PROTEC TRUST MANAGEMENT ESTABLISHMENT AS TRUSTEE OF THE LEMELBAUM TRUST

By:	/s/ Dr. Heinz Grabher
Name: Dr. Heinz Grabher
Title: Member of the Board of Directors of Protec Trust Management Establishment

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

PROTEC TRUST MANAGEMENT ESTABLISHMENT AS TRUSTEE OF THE NAOR TRUST

By:	/s/ Dr. Heinz Grabher
Name: Dr. Heinz Grabher
Title: Member of the Board of Directors of Protec Trust Management Establishment

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

PROTEC TRUST MANAGEMENT ESTABLISHMENT AS TRUSTEE OF THE NETSEG TRUST

By:	/s/ Dr. Heinz Grabher
Name: Dr. Heinz Grabher
Title: Member of the Board of Directors of Protec Trust Management Establishment

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

PROTEC TRUST MANAGEMENT ESTABLISHMENT AS TRUSTEE OF THE SEGMAR TRUST

By:	/s/ Dr. Heinz Grabher
Name: Dr. Heinz Grabher
Title: Member of the Board of Directors of Protec Trust Management Establishment

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

PSCP III HOLDINGS (USA), LP

By:	PARK SQUARE CAPITAL PARTNERS III GENERAL PARTNER LIMITED, its general partner

By:	/s/ Melanie Torode
Name: Melanie Torode
Title: Director

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER:

PSCP III HOLDINGS (USA), LP

By:	PARK SQUARE CAPITAL PARTNERS III GENERAL PARTNER LIMITED, its general partner

By:	/s/ Melanie Torode
Name: Melanie Torode
Title: Director

WARRANT STOCKHOLDER:

Q HEALTHCARE HOLDING LLC

By:	/s/ Ahmed Al-Hammadi
Name: Ahmed Al-Hammadi
Title: Director

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

SALICE FAMILY CHARITABLE TRUST

By:	/s/ Thomas P. Salice
Name: Thomas P. Salice
Title: Trustee

WARRANT STOCKHOLDER:

SENATOR GLOBAL OPPORTUNITY MASTER FUND LP

By:	SENATOR MASTER GP LLC

By:	/s/ Evan Gartenlaub
Name: Evan Gartenlaub
Title: Authorized Person

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

SHELTER INVESTMENTS, LLC

By:	GOLDMAN SACHS & CO. LLC, as Attorney-in-Fact

By:	/s/ Kirsten Anthony
Name: Kirsten Anthony
Title: Managing Director

WARRANT STOCKHOLDER:

SHELTER INVESTMENTS, LLC
By: GOLDMAN SACHS & CO. LLC, as Attorney-in-Fact

By:	/s/ Kirsten Anthony
Name: Kirsten Anthony
Title: Managing Director

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

SIERRA INCOME CORPORATION a Maryland corporation

By:	SIC Advisors LLC, a Delaware limited liability company, its investment manager

By:	/s/ Christopher M. Mathieu
Name: Christopher M. Mathieu
Title: Treasurer

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER:

SIERRA INCOME CORPORATION a Maryland corporation

By:	SIC Advisors LLC, a Delaware limited liability company, its investment manager

By:	/s/ Christopher M. Mathieu
Name: Christopher M. Mathieu
Title: Treasurer

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

SIERRA TOTAL RETURN FUND a Delaware statutory trust

By:	STRF Advisors LLC, a Delaware limited liability company, its investment manager

By:	/s/ Christopher M. Mathieu
Name: Christopher M. Mathieu
Title: Treasurer

WARRANT STOCKHOLDER:

SIERRA TOTAL RETURN FUND a Delaware statutory trust

By:	STRF Advisors LLC, a Delaware limited liability company, its investment manager

By:	/s/ Christopher M. Mathieu
Name: Christopher M. Mathieu
Title: Treasurer

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

SJFED PRIVATE EQUITY STRATEGIC PARTNERSHIP, L.P.

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

WARRANT STOCKHOLDER:

SJFED PRIVATE EQUITY STRATEGIC PARTNERSHIP, L.P.

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

SJPF PRIVATE EQUITY STRATEGIC PARTNERSHIP, L.P.

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

WARRANT STOCKHOLDER:

SJPF PRIVATE EQUITY STRATEGIC PARTNERSHIP, L.P.

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER:

SONJ PRIVATE OPPORTUNITIES FUND II, L.P.

By:	BLACKROCK SONJ II (GP) LLC, its general partner

By:	SONJ POF II (GP Parent), L.P., its managing member

By:	PORTFOLIO ADMINISTRATION & MANAGEMENT LTD., its general partner

By:	/s/ Kamal Maruf
Name: Kamal Maruf
Title: Vice President

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

SRB AVANTOR LLC

By:	/s/ Thomas P. Salice
Name: Thomas P. Salice
Title: Manager

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

STEPHEN PROVISOR

By:	/s/ Stephen Provisor
Name: Steven Provisor

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

STONEBRIDGE 2017, L.P.

By:	BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C., its general partner

By:	/s/ Scott Kilpatrick
Name: Scott Kilpatrick
Title: Vice President

WARRANT STOCKHOLDER:

STONEBRIDGE 2017, L.P.

By:	BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C., its general partner

By:	/s/ Scott Kilpatrick
Name: Scott Kilpatrick
Title: Vice President

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

STONEBRIDGE OFFSHORE 2017, L.P.

By:	BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C., its general partner

By:	/s/ Susan Hodgkinson
Name: Susan Hodgkinson
Title: Vice President

WARRANT STOCKHOLDER:

STONEBRIDGE OFFSHORE 2017, L.P.

By:	BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C., its general partner

By:	/s/ Susan Hodgkinson
Name: Susan Hodgkinson
Title: Vice President

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER:

TANGO CAPITAL OPPORTUNITIES FUND, L.P.

By:	TANGO CAPITAL OPPORTUNITIES GP, LLC, as general partner

By:	BLACKROCK PEP MASTER CARRY, L.P. (solely on behalf of the Tango Series), its member manager

By:	PORTFOLIO ADMINISTRATION & MANAGEMENT LTD., its general partner

By:	/s/ Kamal Maruf
Name: Kamal Maruf
Title: Vice President

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

TFL TRUSTEE COMPANY LIMITED AS TRUSTEE OF THE TFL PENSION FUND

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

WARRANT STOCKHOLDER:

TFL TRUSTEE COMPANY LIMITED AS TRUSTEE OF THE TFL PENSION FUND

By:	/s/ Elizabeth Traxler
Name: Elizabeth Traxler
Title: Authorized Signatory

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER:

THE EQUITY-BROADWAY LEAGUE PRIVATE EQUITY FUND I, L.P.

By:	BLACKROCK ELPT GP, LLC, its general partner

By:	BLACKROCK PEP MASTER CARRY, L.P. (solely on behalf of the ELPT Series), its member manager

By:	PORTFOLIO ADMINISTRATION & MANAGEMENT LTD., its general partner

By:	/s/ Kamal Maruf
Name: Kamal Maruf
Title: Vice President

WARRANT STOCKHOLDER:

TEACHER RETIREMENT SYSTEM OF TEXAS

By:	/s/ Mike Lazorik
Name: Mike Lazorik
Title: Director

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

VWR HP SCF INVESTOR, L.P.

By:	VWR HP SCF GP, LLC, its general partner

By:	/s/ Steven Duke
Name: Steven Duke
Title: Authorized person

[Signature Page—Registration Rights Agreement]

WARRANT STOCKHOLDER:

VWR HP SCF INVESTOR, L.P.

By:	VWR HP SCF GP, LLC, its general partner

By:	/s/ Steven Duke
Name: Steven Duke
Title: Authorized person

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

VWR PARTNERS, L.P.

By:	BRIDGE STREET OPPORTUNITY ADVISORS, L.L.C., its general partner

By:	/s/ Susan Hodgkinson
Name: Susan Hodgkinson
Title: Vice President

WARRANT STOCKHOLDER:

WY INVESTMENT FUND, L.P.

By:	BLACKROCK PRIVATE EQUITY WY, LLC, its general partner

By:	BLACKROCK PEP MASTER CARRY, L.P. (solely on behalf of the BR/WY Series), its member manager

By:	PORTFOLIO ADMINISTRATION & MANAGEMENT LTD., its general partner

By:	/s/ Kamal Maruf
Name: Kamal Maruf
Title: Vice President

[Signature Page—Registration Rights Agreement]

ELIGIBLE JUNIOR CONVERTIBLE STOCKHOLDER:

YARON LEMELBAUM

By:	/s/ Yaron Lemelbaum
Name: Yaron Lemelbaum

[Signature Page—Registration Rights Agreement]

Exhibit A

OPT-OUT NOTICE

[Omitted]